                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 19, 1996
                                                   ---------------

                      Project Software & Development, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

     Massachusetts                       0-23852               04-2448516
     -------------                       -------               ----------
(State or other jurisdiction           (Commission        (IRS Employer
of incorporation or organization)       File Number)      Identification No.)

                     20 University Road, Cambridge, MA 02138
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 661-1444
                                                    --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 24 Pages
                         Exhibit Index Located on Page 5

ITEM 5.  OTHER EVENTS.

The Registrant's management has been restructured as follows:

     1. On Monday, August 19, 1996, Robert L. Daniels resigned as Chairman and Chief Executive Officer of the Registrant. Subject to certain conditions, Mr. Daniels will remain as an employee of the Corporation, and his compensation will be continued, for 120 days thereafter. Williams, Roth and Krueger has been retained to seek a new Chief Executive Officer.

     2. Mr. Daniels was appointed as a third member of the Registrant's Executive Committee and was made Chairman of that Committee.

     3. Dean F. Goodermote, who had resigned as President and Chief Operating Officer of the Registrant as of July 31, 1996, was elected Chairman of the Board of Directors. Mr. Goodermote is the President and Chief Executive Officer of Process Software Corporation.

     4. Paul D. Birch was promoted to Executive Vice President and remains Chief Financial Officer. Mr. Birch and Norman E. Drapeau, Executive Vice President, World- Wide Sales and Marketing, will manage the Registrant on an operating basis.

     In addition, on August 19, 1996, the following additional actions were taken by vote of the Registrant's Board of Directors:

     1. The Registrant elected to be subject to paragraph (a) of Section 50A of Chapter 156B of the Massachusetts General Laws which requires a staggered Board of Directors for public corporations which do not elect to be exempt from the provisions of such paragraph.

     2. Section 4.2 of the Registrant's By-Laws was amended to reflect the staggering of the Registrant's Board of Directors.

     3. The Registrant's Directors were divided into three classes as follows:

          (a) Class I, with a term of office continuing until the 1997 Annual Meeting or until his successor is duly elected and qualified, consisting of Robert L. Daniels;

          (b) Class II, with terms continuing until the 1998 Annual Meeting or until their successors are duly elected and qualified, consisting of Dean F. Goodermote and Charles S. Jones; and

          (c) Class III, with terms continuing until the 1999 Annual Meeting or until their successors are duly elected and qualified, consisting of Michael D. Marvin and William G. Nelson.

     4. The Registrant's By-Laws were amended to increase to 80% the interest in the Registrant's capital stock which one or more stockholders must be entitled to vote and hold in order to cause a special meeting of stockholders to be called.

ITEM 7.  EXHIBITS.

         (c) Exhibits.

Exhibit Number                              Description
- --------------                              -----------

         3(ii)             By-laws of the Registrant

         4.1 Amended Sections 3.2(c) and 4.2 of the By-laws of the Registrant, which, in part, define the rights of holders of the common stock, par value $.01 per share, of the Registrant (included in Exhibit 3(ii) hereto and incorporated herein by reference).

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROJECT SOFTWARE & DEVELOPMENT, INC.


                                    /s/ Paul D. Birch
                                    ---------------------------
Date: August 27, 1996               Paul D. Birch
- ---------------------               Executive Vice President
                                    and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit
Number                        Description                          Page Number
- ------                        -----------                          -----------

3(ii)       By-laws of the Registrant                                   6

4.1 Amended Sections 3.2(c) and 4.2 of the By-laws of the Registrant, which, in part, define the rights of holders of the common stock, par value $.01 per share, of the Registrant (included in Exhibit 3(ii) hereto and incorporated herein by reference).

                                       -5-